Supplement Dated October 30, 2006 to the Prospectus dated March 1, 2006

THE WM GROUP OF FUNDS

Class B Shares of Short Term Income Fund to be Re-designated as Class A shares

     The Board of Trustees of WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC has approved in principal, subject to formal approval at an in-person board meeting to be held on November 14-15, 2006, that effective on or about January 3, 2007 (i) the distribution agreement applicable to Class B shares of the Short Term Income Fund will be amended,
(ii) the Rule 12b-1 plan applicable to Class B shares of the Short Term Income Fund will be amended to reduce the amounts payable for distribution thereunder to the annual rate of 0.25% of the net assets attributable to such shares, (iii) the number of Class B shares of the Short Term Income Fund will be increased or decreased proportionately so that the net asset value of each such Class B share will be equal to the net asset value of each Class A share of the Short Term Income Fund, and (iv) since the economic attributes of Class B shares of the Short Term Income Fund will thereafter be identical to those of Class A shares of such Fund, they will be automatically re-designated as Class A shares of the Fund. Short Term Income Fund Class B shareholders will not be charged a contingent deferred sales charge from and after January 3, 2007, through at least the closing of the Reorganizations. Class B shares of the Short Term Income Fund will not be sold after January 3, 2007.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Funds, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the Acquiring Funds' website at www.principal.com/funds/mfprosp.htm The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.